SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                           RULE 13E-3 TRANSACTION STATEMENT
        (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                                 [Amendment No. 6]

                                  LYNTON GROUP, INC.
                                 (Name of the Issuer)

             Lynton Group, Inc., Christopher Tennant, Paul R. Dupee, Jr.,
                     David Harland, Richard Hambro, James G. Niven,
            Nigel D. Pilkington and Consulta Smaller Companies Fund Limited
                          (Name of Person(s) Filing Statement)

Common Stock, par value $.30                                      551755-30-9
(Title of Class of Securities)          (CUSIP Number of Class of Securities)

                                  David M. Kaye
                            Danzig Garubo & Kaye, LLP
                         30A Vreeland Road, P.O. Box 333
                          Florham Park, New Jersey 07932
                                  (973) 443-0600
 (Name, address, and telephone number of person authorized to receive notices and communications on behalf of person(s) filing statement)

This statement is filed in connection with (check the appropriate box):
a.      [x]    The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1],
               Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule
               13e-3(c) [Section 240.13e-(c)] under the Securities Exchange Act of 1934.
b.      [  ]   The filing of a registration statement under the Securities Act of 1933.
c.      [  ]   A tender offer.
d.      [  ]   None of the above.

Check the following box if the soliciting material or information statement referred to in checking box (a) are preliminary copies:[ ].

                                     Calculation of Filing Fee

Transaction valuation*     $280,000            Amount of Filing Fee     $56.00
* Based on the cash value of the fractional shares expected to be created by the Rule 13e-3 transaction.

[x ] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       Amount Previously Paid:         $58.00
       Form or Registration No.:       Preliminary Information Statement
       Filing Party:                   Lynton Group, Inc.
       Date Filed:                     July 28, 1998

                               INTRODUCTION

        This Amendment No. 6 to Rule 13E-3 Transaction Statement (the "Statement") is being filed with respect to the class of equity securities of Lynton Group, Inc. (the "Company" or the "Issuer") that is subject to a Rule 13e-3 transaction. The Company furnished an Information Statement, dated
March 26, 1999, to stockholders of the Company in connection with action to be taken by written consent of stockholders with respect to the following proposals: (1) a proposal to approve an amendment to the Company's Certificate of Incorporation (the "Certificate of Incorporation") to increase the number of authorized shares of Common Stock, par value $.30 per share, of the Company (the "Common Stock") from 10,000,000 to 25,000,000 (the "Capitalization Amendment"), the purpose and effect of which is to allow (i) the holders of the Company's 8.0% Subordinated Convertible Debentures due December 31, 2007 (the "8.0% Debentures") issued in December 1997 to convert the 8.0% Debentures into shares of Common Stock at their discretion, and (ii) the holders of the Company's 8.0% Subordinated Convertible Debentures due December 31, 2007 (the "Additional 8.0% Debentures") issued in September 1998 to convert the Additional 8.0% Debentures into shares of Common Stock; and (2) a proposal to be implemented after the Capitalization Amendment to approve (i) a 1-for-2,000 reverse stock split (the "Reverse Stock Split") of the Company's Common Stock and (ii) an amendment to the Company's Certificate of Incorporation to recapitalize the Company's Common Stock and Preferred Stock as a result of the Reverse Stock Split which will reduce the number of authorized shares of Common Stock from 25,000,000 shares to 12,500 shares, reduce the number of authorized shares of Preferred Stock from 3,000,000 to 2,500, and provide a cash payment of $1.00 per share of the currently outstanding Common Stock in lieu of the issuance of any resulting fractional shares of the new Common Stock to any stockholders who after the Reverse Stock Split own less than one share of the new Common Stock.

        Such proposals were approved by the stockholders of the Company pursuant to written consents signed by the holders of the appropriate number of shares necessary to approve such matters. The Company filed Certificates of Amendment with the Secretary of State of the State of Delaware on April 29, 1999. The Reverse Stock Split became effective upon the filing of the Certificates of Amendment with the Secretary of State of the State of Delaware, resulting in the automatic conversion of every 2,000 shares of Common Stock into one share of the new Common Stock. As a result of the Reverse Stock Split, the Company will acquire for cash from all stockholders who, after the Reverse Stock Split, owned less than one share of the new Common Stock as of the effective date of the Reverse Stock Split, at a price equal to $1.00 per share of Common Stock. Such stockholders also ceased to be stockholders of the Company as of April 29, 1999. All other stockholders own shares of the new Common Stock in an amount equal to the number of shares of Common Stock which such stockholders held of record as of April 29, 1999, divided by 2,000. Fractional share interests for those remaining stockholders will be rounded up or down to the nearest full share of the new Common Stock by the Company.

        The cross reference sheet herein is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the definitive Information Statement, dated March 26, 1999 (the "Information Statement"), filed by the Company with the Securities and Exchange Commission, of the information required to be included in response to the items of this Statement. The information in the Information Statement is hereby expressly incorporated herein by reference and the responses to each item are qualified in their entirety by the contents thereof.

                       CROSS REFERENCE SHEET SHOWING LOCATION
                   IN INFORMATION STATEMENT OF INFORMATION
                         REQUIRED BY ITEMS IN SCHEDULE 13E-3

SCHEDULE 13E-3 ITEM AND CAPTION           LOCATION IN INFORMATION
                                                     STATEMENT

1.     Issuer and Class of Security
       Subject to the Transaction

       (a)-(d) "Cover Page"; "Summary; "General Information"; "Special Factors - Conduct of the Company's Business After the Reverse Stock Split; Possible Change in Legal Domicile of the Company; Possible Listing on the London Stock Exchange"; "Market for the Common Stock; Dividends"

       (e)                        Not Applicable

       (f) "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Certain Relationships and Related Transactions"


2.  Identity and Background       "Summary"; "Management of the Company";
                                 "Principal Stockholders and Security Ownership
                                  of Management" and "Information Concerning
                                  Certain Affiliates of the Company"


3.  Past Contacts, Transactions or
    Negotiations                 "Management's Discussion and Analysis of
                                 Financial Condition and Results of Operations" and "Certain Relationships and Related
                                 Transactions"


4.  Terms of the Transaction     "Summary"; "Proposed Reversed Stock Split and
                                 Recapitalization of the Common Stock and Preferred Stock"; "Special Factors"

5. Plans or Proposals of the Issuer or
       Affiliate                 "Summary"; "Special Factors - Opinion of
                                 Collins Stewart"; "Special Factors - Conduct of the Company's Business after the Reverse
                                 Stock Split; Possible Change in Legal Domicile of the Company; Possible Listing on the London
                                 Stock Exchange"


6. Source and Amounts of Funds or Other
       Consideration             "Summary"; "Financing of the Reverse Stock
                                 Split"; "Expenses"

7. Purpose(s), Alternatives, Reasons
       and Effects               "Summary"; "Proposed Reversed Stock Split and
                                 Recapitalization of the Common Stock and Preferred Stock"; "Special Factors -
                                 Background of the Proposed Reverse Stock
                                 Split"; "Special Factors - Reasons for the
                                 Reverse Stock Split"; Special Factors -
                                 Recommendation of the Board of Directors;
                                 Fairness of the Reverse Stock Split";
                                 "Special Factors - Conduct of the Company's
                                 Business after the Reverse Stock Split;
                                 Possible Change in Legal Domicile of the
                                 Company; Possible Listing on the London Stock
                                 Exchange"; "Special Factors - Federal Income
                                 Tax Consequences"


8. Fairness of the Transaction   "Summary"; "Special Factors - Background of
                                 the Proposed Reverse Stock Split"; "Special
                                 Factors - Reasons for the Reverse Stock
                                 Split"; "Special Factors - Recommendation of the Board of Directors; Fairness of the Reverse Stock Split"


9. Reports, Opinions, Appraisals and
       Certain Negotiations      "Summary"; "Special Factors - Opinion of
                                 Collins Stewart"

10. Interest in Securities of
        the Issuer               "Principal Stockholders and Security
                                 Ownership of Management"

11.    Contracts, Arrangements or
       Understandings with Respect to the
       Issuer's Securities       "Special Factors - Opinion of Collins
                                 Stewart"

12.    Present Intention and Recommendation
       of Certain Persons with Regard to
       the Transaction           "Summary - Consents; Consents Required";
                                 "General Information"

13.    Other Provisions of the Transaction

       (a)                       "Summary - Appraisal Rights; Escheat Laws";
                                 "Special Factors - Appraisal Rights; Escheat
                                 Laws"

       (b)-(c)                   Not Applicable

14.    Financial Information

       (a) "Selected Historical Financial Data of the Company"; "Financial Statements"

       (b)                       Not Applicable

15.    Persons and Assets Employed,
       Retained or Utilized

       (a)                       "Special Factors - Background of the Proposed
                                 Reverse Stock Split"

       (b)                       Not Applicable


16.    Additional Information    Information Statement in its Entirety

17.    Material to be Filed
           as Exhibits           Separately included herewith

Item 1.     Issuer and Class of Security Subject to the Transaction.

        (a)-(d) The information set forth on the Cover Page and under the captions "Summary", "General Information", "Special Factors - Conduct of the Company's Business After the Reverse Stock Split; Possible Change in Legal Domicile of the Company; Possible Listing on the London Stock Exchange", "Market for the Common Stock; Dividends" of the Information
Statement is incorporated herein by reference.

        (e) Neither the Issuer nor any of the filing persons hereto has not made an underwritten public offering of the Issuer's securities for cash during the past three years which was registered under the Securities Act of 1933 or
exempt from registration thereunder pursuant to Regulation A.   Accordingly,
this item is not applicable.

        (f) The information set forth under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Certain Relationships and Related Transactions" of the Information
Statement is incorporated herein by reference.

Item 2.     Identity and Background.

        This Statement is being filed by the Issuer, which is a Delaware corporation, with its principal place of business at 9 Airport Road, Morristown Municipal Airport, Morristown, New Jersey 07960. The Issuer, operating from its primary bases in the New York and London metropolitan regions, performs aviation sales and services for an international list of customers. This Statement is also being filed by the following individuals, namely, Christopher Tennant, Paul R. Dupee, Jr., David Harland, Richard Hambro, James G. Niven and Nigel D. Pilkington, each of whom is a director of the Issuer, and by Consulta Special Funds Limited, a principal stockholder of the Issuer.

        Christopher Tennant
        c/o Lynton Group Limited
        Denham Airfield, Hangar Road, Uxbridge
        Middlesex, England

        Christopher Tennant has been a Director of the Company since November 1985 and became President and Chief Executive Officer in May 1989 upon the Company's acquisition of Lynton Group Limited. From 1985 to 1988, Mr. Tennant also was the Company's Treasurer and Chief Financial Officer. For more than the last five years, Mr. Tennant has served as Managing Director of Lynton Group Limited, the Company's wholly-owned subsidiary.

        During the past five years, Mr. Tennant has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which resulted in a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws. Mr. Tennant is a British citizen.

        Paul R. Dupee, Jr.
        10 Wilton Row
        London, England

        Paul R. Dupee, Jr. has been a Director of the Company since April 1996 and was appointed Chairman of the Board in January 1998. From September 1983 to November 1996, Mr. Dupee was Vice-Chairman of the Board of Directors and a Director of Celtics, Inc., the corporate general partner of Boston Celtics Limited Partnership which owns and operates the Boston Celtics professional basketball team of the National Basketball Association. Mr. Dupee has served as a director of Maxicare Health Plans, Inc. since 1998. Since 1986, Mr. Dupee has been a private investor.

        During the past five years, Mr. Dupee has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which resulted in a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws. Mr. Dupee is a citizen of the United States.

       David Harland
       c/o Lynton Group Limited
       Denham Airfield, Hangar Road, Uxbridge
       Middlesex, England

        David Harland has been a Director of the Company since January 1998. In addition, he has been Vice President of Business Development and Deputy Chief Executive Officer since January 1998. From 1991 through 1997, Mr. Harland was with Fairway Group PLC ("Fairway Group"), initially as managing director of its subsidiary, GLS Fairway, and then its Chairman as well as becoming director of finance and development of Fairway Group. He also presently serves as a director of two UK publicly quoted companies, Mayflower Corporation PLC and Wyefield Group PLC.

        During the past five years, Mr. Harland has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which resulted in a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws. Mr. Harland is a British citizen.

       Richard Hambro
       10 Park Place
       London, England

        Richard Hambro has been a Director of the Company since May 1989. He was Chairman of the Board from May 1989 to February 1994 and from January 1997 to January 1998, and Co-Chairman from February 1994 to January 1997. Since 1988, Mr. Hambro has been an Executive Director of J.O. Hambro & Company Limited, a London based investment banking firm. From 1978 to 1986, he was a Director of Hambros Bank in London. Mr. Hambro has also served as a Director and Chairman of Lynton Group Limited since 1982. He also presently serves as a director of various other closely held companies and non-U.S. public companies.

        During the past five years, Mr. Hambro has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which resulted in a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws. Mr. Hambro is a British citizen.

       James G. Niven
       1334 York Avenue
       New York, New York

        James G. Niven has been a Director of the Company since May 1989. From February 1994 to January 1997, he was also Co-Chairman of the Board. Since 1982, he has been a general partner of Pioneer Associates Company, a venture capital investment company. He is currently a Senior Vice President of
Sotheby's.   Mr. Niven is a director of  Tatham Offshore, Inc. and HealthPlan
Services. He is also a member of the Board of Managers of Memorial Sloan-Kettering Cancer Center, and a trustee of the Museum of Modern Art and the National Center for Learning Disabilities, Inc.

        During the past five years, Mr. Niven has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which resulted in a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws. Mr. Niven is a British citizen.

       Nigel D. Pilkington
       20 St. James's Street
       London, England

        Nigel D. Pilkington has been a Director of the Company since December 1996. Since 1991, Mr. Pilkington has been an executive director of Consulta Limited, an investment management organization. Prior thereto and from 1983 to 1991, he was with CS First Boston Group ("CSFB"), initially as a manager of the equity division in London and then as managing director of the European equity sales and trading of CSFB in London. Mr. Pilkington is also a non-executive director of Blakeney Management Limited, Oryx Fund Limited and Oryx (India) Fund Limited.

        During the past five years, Mr. Pilkington has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which resulted in a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws. Mr. Pilkington is a British citizen.


        Consulta Smaller Companies Fund Limited
        St. Julian's Avenue
        Guernsey, Channel Islands

        Consulta Smaller Companies Fund Limited (formerly, Consulta Special Funds Limited), organized in the Channel Islands ("Consulta") , is an open ended investment company. Each of the following persons is an executive officer or director of Consulta.

        Gary Michael Brass
        20 St. James's Street
        London, England

        For more than the past five years, Mr. Brass has been Managing Director of Consulta Limited, an investment management organization. He is a British citizen.

        Nigel D. Pilkington (see above for information on Mr. Pilkington)

        Rupert A.R. Evans
        1 Le Marchant Street
        St. Peter Port
        Guernsey, Channel Islands

        For more than the past five years, Mr. Evans has been a Partner and Advocate of Ozannes, a firm providing legal services. Mr. Evans is a British citizen.

        Jeremy J.N. Caplan
        Caplan & Lyons
        44 Esplanade
        St. Helier, Jersey, Channel Islands

        For more than the past five years, Mr. Caplan has been a Partner and Lawyer of Caplan & Lyons, a firm providing legal services. Mr. Caplan is a British citizen.

        Barry Carroll
        Bermuda House
        St. Julian's Avenue
        St. Peter Port
        Guernsey, Channel Islands

        Since 1998, Mr. Carroll has been Managing Director of Management International (Guernsey) Limited, an investment management organization, and prior thereto, from 1994 to 1998, he was senior manager and director of Butterfield Fund Managers (Guernsey) Ltd., another investment management organization. Mr. Carroll is an Irish citizen.

        During the past five years, neither Consulta nor any of said directors or executive officers of Consulta has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which resulted in a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

Item 3.        Past Contacts, Transactions or Negotiations.

        (a)(1) The information set forth under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Certain Relationships and Related Transactions" of the Information
Statement is incorporated herein by reference.

        (a)(2) and (b) No contacts, negotiations or transactions have been entered into or have occurred which are required to be disclosed in the Information Statement. Accordingly, these items are not applicable.

Item 4.       Terms of the Transaction.

        The information set forth under the captions "Summary", "Proposed Reversed Stock Split and Recapitalization of the Common Stock and Preferred Stock", "Special Factors" of the Information Statement is incorporated herein by reference.

Item 5.       Plans or Proposals of the Issuer or Affiliate.

        The information set forth under the captions "Summary", "Special Factors - Opinion of Collins Stewart", "Special Factors - Conduct of the Company's Business after the Reverse Stock Split; Possible Change in Legal Domicile of the Company; Possible Listing on the London Stock Exchange" of the Information Statement is incorporated herein by reference.

Item 6.       Source and Amounts of Funds or Other Consideration.

        The information set forth under the captions "Summary", "Financing of the Reverse Stock Split", "Expenses" of the Information Statement is incorporated herein by reference.

Item 7.       Purpose(s), Alternatives, Reasons and Effects.

        The information set forth under the captions "Summary", "Proposed Reversed Stock Split and Recapitalization of the Common Stock and Preferred Stock", "Special Factors - Background of the Proposed Reverse Stock Split", "Special Factors - Reasons for the Reverse Stock Split", "Special Factors - Recommendation of the Board of Directors; Fairness of the Reverse Stock Split", "Special Factors - Conduct of the Company's Business after the Reverse Stock Split; Possible Change in Legal Domicile of the Company; Possible Listing on the London Stock Exchange", "Special Factors - Federal Income Tax Consequences" of the Information Statement is incorporated herein by reference.
In connection therewith, each filing person has adopted the analyses of the Board of Directors as described therein at its own.

Item 8.        Fairness of the Transaction.

        The information set forth under the captions "Summary", "Special Factors - Background of the Proposed Reverse Stock Split", "Special Factors - Reasons for the Reverse Stock Split", "Special Factors - Recommendation of the Board of Directors; Fairness of the Reverse Stock Split" of the
Information Statement is incorporated herein by reference.   In connection
therewith, each filing person has adopted the analyses of the Board of Directors as described therein as its own. In addition, each filing person believes the Reverse Stock Split is fair to the Company's unaffiliated stockholders.

Item 9.        Reports, Opinions, Appraisals and Certain Negotiations.

        The information set forth under the captions "Summary", "Special Factors - Opinion of Collins Stewart" of the Information Statement is incorporated herein by reference.

Item 10.       Interest in Securities of the Issuer.

        The information set forth under the caption "Principal Stockholders and Security Ownership of Management" of the Information Statement is incorporated herein by reference.

Item 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

        The information set forth under the caption "Special Factors - Opinion of Collins Stewart" of the Information Statement is incorporated herein by reference.


Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

        The information set forth under the captions "Summary - Consents; Consents Required", "General Information" of the Information
Statement is incorporated herein by reference.

Item 13.       Other Provisions of the Transaction.

        (a) The information set forth under the captions "Summary - Appraisal Rights; Escheat Laws", "Special Factors - Appraisal Rights; Escheat Laws" of the Information Statement is incorporated herein by reference.

        (b) No provision has been made to allow unaffiliated security holders to obtain access to corporate files or to obtain counsel or appraisal services at the expense of the issuer or affiliate. Accordingly, this item is not applicable.

        (c) The Rule 13e-3 transaction does not involve the exchange of debt securities. Accordingly, this item is not applicable.

Item 14.       Financial Information.

        (a) The information set forth under the captions "Selected Historical Financial Data of the Company", "Financial Statements" of the Information Statement is incorporated herein by reference.

        (b)    Pro forma data is not material disclosing the effect of the Rule
13e-3 transaction.   Accordingly, this item is not applicable.

Item 15.       Persons and Assets Employed, Retained or Utilized.

        (a) The information set forth under the caption "Special Factors - Background of the Proposed Reverse Stock Split" of the Information
Statement is incorporated herein by reference.

        (b) No persons have been or are to be employed, retained or compensated to make solicitations or recommendations in connection with the
Rule 13e-3 transaction.   Accordingly, this item is not applicable.


Item 16.       Additional Information.

        The information set forth in the Information Statement in its entirety is incorporated herein by reference.

Item 17.       Material to be Filed as Exhibits.

        (a)    Not Applicable

        (b)(1) Opinion of Collins Stewart Ltd.*

           (2) Memorandum of Collins Stewart Ltd.*

        (c)    Letter agreement dated July 21, 1998 with Collins Stewart Ltd.*

        (d)    Information Statement*

        (e)    Not Applicable

        (f)    Not Applicable


______________________

        *      Previously filed

                                SIGNATURE

        After due inquiry and to the best of our knowledge and belief, we certify that the information set forth in this statement is true, complete and correct.


                                             Lynton Group, Inc.


Date:     May 3, 1999                     By:/s/ Christopher Tennant
                                             Christopher Tennant,
                                             President and Chief Executive
                                             Officer


Date:     May 3, 1999                        /s/ Christopher Tennant
                                             Christopher Tennant


Date:     May 3, 1999                        /s/ Paul R. Dupee, Jr.
                                             Paul R. Dupee, Jr.


Date:     May 3, 1999                        /s/ David Harland
                                             David Harland


Date:     May 3, 1999                        /s/ Richard Hambro
                                             Richard Hambro


Date:     May 3, 1999                        /s/ James G. Niven
                                             James G. Niven


Date:     May 3, 1999                        /s/ Nigel D. Pilkington
                                             Nigel D. Pilkington


                                             Consulta Smaller Companies
                                             Fund Limited


Date:     May 3, 1999                   By:  /s/ Barry Carroll
                                             Name: Barry Carroll
                                             Title: Director

                       EXHIBIT INDEX


EXHIBIT           DESCRIPTION
                                                           PAGE


(a)     Not Applicable

(b)(1)  Opinion of Collins Stewart Ltd.*

   (2)  Memorandum of Collins Stewart Ltd.*

(c)     Letter agreement dated July 21, 1998 with Collins Stewart Ltd.**

(d)     Information Statement*

(e)     Not Applicable

(f)     Not Applicable


_______________________

*   Previously filed with Rule 13E-3 Transaction Statement
    (Amendment No. 5).
**  Previously filed with Rule 13E-3 Transaction Statement
    (Amendment No. 2).